UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2015

NBCUniversal Media, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36438		14-1682529
(Commission File Number)		(IRS Employer Identification No.)

30 Rockefeller Plaza New York, New York		10112-0015
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 664-4444

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In order to assume the role of Chief Executive Officer of a new, strategic company to be formed by Comcast Corporation (“Comcast”) and Michael J. Angelakis pursuant to an agreement entered into as of March 30, 2015, Mr. Angelakis will resign from his role as Vice Chairman and Chief Financial Officer of Comcast and his position as principal financial officer of NBCUniversal Media, LLC effective upon the earlier of the date on which Comcast’s new Chief Financial Officer commences employment with Comcast or June 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NBCUNIVERSAL MEDIA, LLC

Date: March 31, 2015	By:	/s/ Arthur R. Block
Arthur R. Block
Executive Senior Vice President